August 2016 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire  any  equity   securities  or  debt  securities  instruments  of  Vector  Group  Ltd.  (“Vector”, “Vector Group Ltd.”  or  “the  Company”)  and nothing contained herein or its  presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this  document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these  restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take  into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for  forming your own opinions and conclusions on such matters and the market and  for  making  your  own  independent  assessment of  the  information.   You  are  solely  responsible  for  seeking  independent professional advice in relation to the information and any action taken on the basis of the  information. The  following  presentation  may  contain  "forward‐looking  statements,”  including  any  statements  that  may  be  contained in  the presentation  that   reflect  Vector’s  expectations  or  beliefs  with  respect  to  future  events  and  financial  performance,  such  as  the expectation  that  the  tobacco   transition  payment  program  could  yield  substantial  incremental  free  cash  flow.  These  forward‐ looking  statements  are  subject  to  certain  risks  and   uncertainties  that  could  cause  actual  results  to  differ  materially  from  those contained in any forward‐looking statement made by or on behalf of the  Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s  annual report on Form 10‐K for the year ended December 31, 2015, as filed with the SEC. Please also refer to Vector’s Form 10‐Q for the quarterly period  ended June 30, 2016.  Please also refer to Vector's Current Reports on Forms 8‐K, filed on October 2, 2015, March 8, 2016, April 1, 2016 and July 28, 2016  (Commission File Number 1‐5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non‐GAAP Financial  Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward‐looking statements as a result of these or other factors. Due  to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward‐looking statements,  which speak  only as  of  the  date  on which  such  statements are  made.  The  Company disclaims  any obligation to, and does not undertake to, update or revise and forward‐ looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO  Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett  Group) and real estate (Douglas Elliman)  History of strong earnings, and Adjusted EBITDA has increased from $175.6 million in 2010(1) to $275.6 million for the twelve  months ended June 30, 2016(2)  Tobacco Adjusted EBITDA of $264.7 million for the twelve months ended June 30, 2016(3)  Douglas Elliman, which is a 70.59%‐owned subsidiary, produces Adjusted Revenues of $686 million and Adjusted EBITDA  of $46 million for the twelve months ended June 30, 2016(4)  Diversified New Valley portfolio of consolidated and non‐consolidated real estate investments  Maintains substantial liquidity with cash, marketable securities and long‐term investments of $733 million as of June 30,  2016(5) and has no significant debt maturities until February 2019  Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999  Seasoned management team with average tenure of 23 years with Vector Group  Management team and directors beneficially own approximately 13% of Vector Group  Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million  and $168 million from 2011 to 2015(6) 3 Overview (1) Vector’s Net income for the year ended December 31, 2010 was $54.1M. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated October 2, 2015 (Table 1) for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended June 30, 2016 was $63.7 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on July 28, 2016, for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated July 28, 2016. (4) Douglas Elliman’s revenues were $685 million and its Net income was $33.4 million for the twelve months ended June 30, 2016. Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated July 28, 2016, for a reconciliation to Revenues of Non-GAAP financial measures and Net Income to Adjusted Revenues and Adjusted EBITDA (Tables 9 and 10) as well as the Disclaimer to this document on Page 2. (5) Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption.

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW  Fourth‐largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $264.7 million for the twelve months ended June 30, 2016(1) —Low capital requirements with capital expenditures of $5.1 million related to tobacco operations for the twelve months  ended June 30, 2016  Current cost advantage of 68 cents per pack compared to the largest U.S. tobacco companies expected to  maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately  1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a  market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $168 million for Liggett and Vector Tobacco from 2011 to  2015. 5 (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Report on Forms 8‐K, dated July 28, 2016.  Please also refer to the Disclaimer to  this document on Page 2.

LIGGETT GROUP HISTORY 6 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non‐GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 of the Company’s Current Reports on Form 8‐K, dated March 8, 2016, and July 28, 2016  as well as Table 2 to Exhibit 99.2 of the Company’s Current  Report on Form 8‐K, dated October 2, 2015. 1998 1999 2005 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over  three largest U.S. tobacco companies Introduced deep discount brand Liggett Select taking advantage  of the Company’s cost advantage resulting from the MSA Launched deep discount brand Grand Prix Repositioned Pyramid as a deep‐discount brand in response  to a large Federal Excise Tax increase Introduced deep discount brand Eagle 20’s Liggett focuses on margin  enhancement resulting in  continued earnings  growth with record  Tobacco Adjusted EBITDA $46  $79  $77  $121  $111  $127  $130  $144  $146  $158  $170  $165  $158  $174  $186  $199  $211  $245  $265  1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 $300 T o b a c c o A d j u s t e d E B I T D A (1) ( $ M i l l i o n s ) D om estic M arket Share

7 PRO‐FORMA U.S. TOBACCO INDUSTRY MARKET SHARE (1, 2) 46.7% 48.8% 47.4% 47.6% 21.2% 19.6% 19.9% 19.5% 2.9% 3.7% 2.7% 2.3% 2.4% 2.4% 3.4% 3.3% 7.7% 8.8% 12.4% 13.1% 9.3% 8.8% 6.7% 6.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2003 2006 2014 LTM 6/30/16 2003 2006 2014 LTM 6/30/16 2003 2006 2014 LTM 6/30/16 2003 2006 2014 LTM 6/30/16 28.9% 28.4% 32.4% 32.6% Philip Morris USA R.J. Reynolds 2.89% 3.65% 2.71% 2.32% 2.44% 2.36% 3.36% 3.27% 9.26% 8.81% 6.74% 6.53% 0.00% 5.00% 10.00% 15.00% 2003 2006 2014 LTM 6/30/16 2003 2006 2014 LTM 6/30/16 12.15% 12.47% 9.45% 8.85% ITG Brands Liggett Group 12.2% 12.5% 9.5% 8.9% Newport – acquired by RJR in 2015 Brands acquired by ITG in 2015 Legacy brands Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2015 (March 2016) and internal company estimates. (1) Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for R.J. Reynolds was 29.6%, 27.6%, 23.1% and 32.6%, respectively, and, for ITG Brands, was 2.9%, 3.7%., 2.7% and 8.9%, respectively. Pro‐forma market share has been computed by Vector  Group Ltd. by applying historical market share of each brand to the present  owner of brand.  Thus, the graph assumes each company owned its current brands on January 1, 2003.  The legacy brands market share of R.J. Reynolds in 2003 includes the market share of  Brown & Williamson, which was acquired by R.J. Reynolds in 2004.  In 2015, R.J. Reynolds acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands.  (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.8% and 7.6% in 2003, 2006, 2014 and the LTM 6/30/16, respectively.

TOBACCO LITIGATION AND REGULATORY UPDATES  Liggett led the industry in acknowledging the addictive properties of nicotine while seeking a legislated   settlement of litigation  In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which  represented substantially all of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in the following 14  years (2015 – 2028) — Approximately 245 Engle progeny plaintiffs remain  — As of June 30, 2016, there were eight cases under appeal.  The current range of loss in the cases under appeal is $0 to $4.8  million (plus attorneys’ fees and interest). — As of June 30, 2016, Liggett has secured approximately $10.8 million in outstanding bonds related to these cases. 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the  manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist.

REAL ESTATE OPERATIONS 9

VECTOR GROUP LTD

REAL ESTATE OVERVIEW

- New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects

- New Valley has invested approximately $200 million, as of June 30, 2016, in a broad portfolio of 23 real estate investments

New Valley Adjusted Revenues – LTM June 30, 2016[1]


Real Estate Brokerage Commissions
Other
Property Management
$11M
$28M
$692M
$653M

New Valley Adjusted EBITDA[1]


$51.3M
$40.2M
$26.9M
$33.4M
2013
2014
2015
LTM 06/30/16

(1) New Valley's revenues were $690.6M and New Valley's net income was $59.4M, $21.4M, $11.7M and $15.7M for the periods presented. Adjusted EBITDA and Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Revenues to Adjusted Revenues and Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2). March 8, 2016 (Exhibit 99.1) and July 28, 2016, as well as Form 10-K for the fiscal year ended December 31, 2015 and Form 10-Q for the quarterly period ended June 30, 2016 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $13.5M, $11.4M, $13.2M and $14.7M for the periods presented, respectively.

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VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S.
- Approximately 6,000 affiliated agents and 90 offices in the U.S.
- Alliance with Knight Frank provides a network with 400 offices across 55 countries with 22,000 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries
- Became a consolidated subsidiary in December 2013

Douglas Elliman Closed Sales – LTM June 30, 2016


Long Island, Westchester, Connecticut
$6.7B
Los Angeles
Aspen
New York City
$14.8B
South Florida
$2.6B

Douglas Elliman Closed Sales – LTM June 30, 2016


$11.1B
$12.4B
$14.9B
$18.2B
$22.4B
$24.8B
2011
2012
2013
2014
2015
LTM 06/30/16

Douglas Elliman Adjusted Revenues – LTM June 30, 2016[(1)]


Real Estate Brokerage Commissions
Other
Property Management
$5M
$28M
$686M
$653M

Douglas Elliman Adjusted EBITDA[(1)]


$45.7M
$50.7M
$35.7M
$46.0M
2013
2014
2015
LTM 06/30/16

(1) Douglas Elliman's Revenues were $685 million for the twelve months ended June 30, 2016 and Douglas Elliman's net income was $38.1M, $38.4M, $22.2M and $33.4M for the periods presented. Adjusted EBITDA and Adjusted Revenues are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to net income and Adjusted Revenues to revenues, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2), March 8, 2016 (Exhibit 99.1) and July 28, 2016 (Exhibit 99.1) and Form 10-K for the fiscal year ended December 31, 2015 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.

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NEW VALLEY’S REAL ESTATE INVESTMENTS AT JUNE 30, 2016 12 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon   Meadow (New Jersey) West Hollywood Edition (West Hollywood) New York City  Investments (see Page 13) Escena (Palm Springs) Commercial Retail/  Office Assets Apartments/  Condominiums/Hotels Land Development/Real  Estate Held for Sale, net Hotel Taiwana St. Barthélemy Coral Beach  and Tennis  Club Bermuda International Investments Mosaic II   (ST Portfolio)  (Houston) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10‐Q  for the quarterly period ended June 30, 2016 (Commission File Number 1‐5759). Takanasee (New Jersey) (1)

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand  Upper East Side  2. 10 Madison Square Park West  Flatiron District/NoMad 3. 11 Beach Street  TriBeCa 4. 20 Times Square  Times Square 5. 111 Murray Street  TriBeCa 6. 160 Leroy Street Greenwich Village 7. PUBLIC Chrystie House  Lower East Side 8. The Dutch  Long Island City 9. Queens Plaza  Long Island City 10. Park Lane Hotel  Central Park South 11. 125 Greenwich Street  Financial District 12. 76 Eleventh Avenue West Chelsea 13 1 10 4 2 12 9 8 6 5 3 11 7 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 ‐Management’s Discussion and Analysis of Financial Condition and Results of Operations ‐of Vector Group Ltd.’s Form 10‐Q  for the quarterly period ended June 30, 2016 (Commission File Number 1‐5759). (1)

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AS OF JUNE 30, 2016[1]

(Dollars in thousands)	Net cash invested	Cumulative earnings / (loss)[2]	Carrying value[2][3]	Projected cumulative area	Projected construction end date	Range of ownership	Number of investments
Land owned							
New York City SMSA	$ 12,684	$ -	$ 12,684		N/A	100.0%	1
All other U.S. areas	2,644	8,000	10,644	450 Acres	N/A	100.0%	1
	$ 15,328	$ 8,000	$ 23,328				2
Condominium and Mixed Use Development (Minority interest owned)							
New York City SMSA[3]	$ 105,718	$ 25,150	$ 130,868	2,885,000 Square feet	2015 - 2019	3.1% - 49.5%	11
All other U.S. areas	26,366	2,220	28,586	530,000 Square feet	2017 - 2019	15.0% - 48.5%	4
	$ 132,084	$ 27,370	$ 159,454	3,415,000 Square feet			15
Apartments (Minority interest owned)							
All other U.S. areas	7,371	1,822	9,193	6,005 Apartments	N/A	7.6% - 16.3%	2
	$ 7,371	$ 1,822	$ 9,193				2
Hotels (Minority interest owned)							
New York City SMSA	$ 26,211	$ (5,073)	$ 21,138	628 Hotel rooms	N/A	5.2%	1
International	13,989	(3,041)	10,948	123 Hotel rooms	N/A	17.0% - 49.0%	2
	$ 40,200	$ (8,114)	$ 32,086	751 Hotel rooms			3
Commercial (Minority interest owned)							
New York City SMSA	5,217	(1,535)	3,682	217,613 Square feet	N/A	49.0%	1
	$ 5,217	$ (1,535)	$ 3,682				1
Total	$ 200,200	$ 27,543	$ 227,743				23

SUMMARY

New York City SMSA[3]	$ 149,830	$ 18,542	$ 1768,372	14
All other U.S. areas	36,381	12,042	48,423	7
International	13,989	(3,041)	10,948	2
	$ 200,200	$ 27,543	$ 227,743	23

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 -Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the quarterly period ended June 30, 2016 (Commission File Number 1-5759).
(2) Includes interest expense capitalized to real estate ventures of $14,764.
(3) Carrying value includes non-controlling interest of $4,025.

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FINANCIAL DATA

$51  $40  $27  $33 $199  $211  $245  $265 2013 2014 2015 LTM 06/30/16 ADJUSTED HISTORICAL FINANCIAL DATA $483  $563  $692  $1,014  $1,021  $1,011  2013 2014 2015 LTM 06/30/16 16 $9 $1,498 $1,700 $1,593 Tobacco Real Estate E‐Cigarettes Corporate & Other Adjusted Revenues(1) Adjusted EBITDA(1) $236 $227 $276 $246 (1) Vector’s revenues for the periods presented were $1,096, $1,080, $1,591 and $1,699, respectively. Vector’s Net income for the periods presented was $30.7, $37.3, $36.9 and $63.7, respectively Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on October 2, 2015 (Exhibit 99.2), March 8, 2016 (Exhibit 99.1), April 1, 2016 (Exhibit 99.2) and July 28, 2016 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. ($13) ($11) ($13) ($13) $(8) $(15) (Dollars in millions) ($13) Tobacco Real Estate E‐Cigarettes Corporate & Other $1,660 $1,017 $643 ($1)

Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 513.2 498.0 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.6 199.7 202.4 217.9 S&P MidCap 100.0 110.3 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 219.1 245.7 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.9 289.5 319.0 317.0 384.1 456.9 Dow Jones Real Estate Total  Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.2 141.6 180.2 184.1 214.5 HISTORICAL STOCK PERFORMANCE 17 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December31,2005 through  July 29, 2016. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP Value of $100 Invested – December 31, 2005 C u m u l a t i v e   R e t u r n Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return 398.0%  356.9% 146.6% 117.9% 114.5% July‐16Dec‐15Dec‐14Dec‐13Dec‐12Dec‐11Dec‐10Dec‐09Dec‐08Dec‐07Dec‐06Dec‐05 500% 400% 300% 200% 100% 0%